Q310 Company Overview Q3 2010 Company Overview Exhibit 99.2

Q310 Company Overview
Forward-Looking Statements
This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation
Reform Act of 1995, including statements about the future financial and operational performance of the Company.
These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of October 28, 2010, and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as “forecast,”
“opportunity,” "intends,” “anticipates” and “expects," among others, generally identifies forward-looking statements.
However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income, earnings per share and other measures of results of operations and the prospects for future growth of Expedia,
Inc.’s business.
Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: continued or prolonged adverse economic conditions leading to decreased consumer and business spending; changes in our relationships and contractual agreements with travel suppliers or global distribution system partners; adverse changes in senior management; the rate of growth of online travel; our inability to recognize the benefits of our investment in technologies; changes in the competitive environment, the e-commerce industry and broadband access and our ability to respond to such changes; declines or disruptions in the travel industry (including those caused by adverse weather, bankruptcies, health risks, war and/or terrorism); the rate of online migration in the various geographies and markets in which Expedia, Inc. operates, including Eastern Europe and Asia; fluctuations in foreign exchange rates; risks related to our long term indebtedness, including the ability to access funds as and when needed;
changing laws, rules and regulations and legal uncertainties relating to our business; Expedia, Inc.’s ability to expand successfully in international markets; possible charges resulting from, among other events, platform migration; failure to realize cost efficiencies; the successful completion of any future corporate transactions or acquisitions; the integration of current and acquired businesses; and other risks detailed in Expedia, Inc.’s public filings with the SEC, including Expedia, Inc.’s annual report on Form 10-K for the year ended December 31, 2009 and subsequent Forms 10-Q.
Except as required by law, Expedia, Inc. undertakes no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise.
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are included in Appendix B.

45%
44%
43%
42%
41%
40%
39%
38%
37%
36%
35%
2006
2007
2008(E)
2009(E)
2010(E)

Q310 Company Overview
Global Opportunity
Sources: U.S. Online Travel Overview 8  Edition Update: 2009 – 2010 (April 2009); U.S.
Corporate Travel Distribution 4 Edition (July 2009); European Online Travel Overview 5
Edition (October 2009); European figures assume Euro/USD exchange rate in each period of $1.40; APAC data - PhoCusWright Asia Pacific Online Travel Overview – Third Edition,
August 2009 & EyeForTravel APAC Overview April 2007. APAC data excludes managed travel.
Sizeable
markets
Higher growth
online
Penetration
tailwinds
OTA Share of
Online
Bookings
OTA share
stabilizing
CAGR
2006 2007 2008 2009 (E) 2010 (E) ‘06 – ‘10
Travel Market Size:
U.S. 251 264 271 241 236 -2%
Europe 320 337 334 300 299 -2%
APAC 238 244 215 202 212 -3%
3 Region Total  809 845 820 743 747 -2%
Online Bookings:
U.S. 123 138 137 135 139 3%
Europe 68 84 95 95 103 11%
APAC 21 26 31 36 44 20%
3 Region Online 212 248 263 266 286 8%
Europe & APAC 89 110 126 131 147 13%
Online Penetration:
U.S. 49% 52% 51% 56% 59%
Europe 21% 25% 28% 32% 34%
APAC 9% 11% 14% 18% 21%
3 Region Online Pen. 26% 29% 32% 36% 38%
Figures in $billions
3
th
th
th

World’s Largest and Most Intelligent Travel Marketplace
Hotels
Airlines
Car rental companies
Cruise lines
Global distribution
system (GDS) partners
Advertisers
Leisure travelers
Corporate travelers
Travel service providers
(“white label”)
Offline retail travel
agents
Secure superior quality supply & maintain price competitiveness
Intelligently match supply & demand
Empower and inspire travelers to find and build the right trip
Enable suppliers to reach travelers in a unique & value-additive way
Aggressively expand our global presence & demand footprint
Achieve excellence in technology, people and processes to make quality, consistency & efficiency the foundation of our marketplace
Suppliers Customers
Technology
Travel info
Travel
products

Q310 Company Overview

Expedia

hotels.com

Hotwire.com

tripadvisor

EGENCIA
AN EXPEDIA, INC. COMPANY

venere.com

艺龙旅行网
eLong.com

CLASSIC VACATIONS

expedia inc.

Q310 Company Overview
Expedia - the Travel Sector Leader
1
Sources: comScore MediaMetrix, November, 2009 & company data;
2
See
Appendix B for reconciliation of non-GAAP to GAAP numbers. Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments, and certain legal reserves and occupancy tax charges. Adj. EBITDA includes gains/(losses) from revenue hedges.
Global presence & portfolio of category leading brands
Premier
Brand
Portfolio
Leading value-based travel provider
#1 online travel
community,
operating in North America,
Europe & APAC
Key Statistics
• Traffic (September 2010 unique visitors): 74mm
• TTM 9.30.10 number of transactions: 64mm
TTM 9.30.10
•Gross bookings: $  25.3b
•Revenue: $    3.2b
•OIBA
2
: $819mm
•Adjusted EBITDA
2
$933mm
• $7.7b market cap (October 15, 2010)
• Member of S&P 500 & NASDAQ 100
stock indices
1
#1Online Travel Agency (OTA) globally, with presence in
19 countries
Leading hotel specialist globally, with over 70
localized sites

30
25
20
15
10
5
0
Millions
UV's

80
70
60
50
40
30
20
10
0
Millions
1,300
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
UV's
Min Spent Online
Page Views

Q310 Company Overview
Largest Worldwide Audience
Source: comScore MediaMetrix, September 2010
1 Denotes Expedia’s percentage difference over next largest competitor
U.S. Worldwide
+168%
+151%
+115%
+150%
+193%
+143%
Orbitz
Yahoo Travel Priceline
Travelocity
0
100
200
300
400
500
600
700
Min Spent Online Page Views
1
1
1
1
1
1

Expedia’s Virtuous Cycle
Scale drives opportunity to enhance supplier, traveler &
advertiser value propositions, reward stakeholders
Growth/
Scale
Compelling
supplier &
advertising
channel
Better
supplier
economics
More
travelers
More ad
revenue
Improved
traveler
experience
User-
generated
content
Cash flow
to invest in

Q310 Company Overview

Q310 Company Overview
Revenue by Product  & Geography
Product Categories (TTM 9.30.10) Geographic  Split (TTM 9.30.10)
Hotel
63%
Revenue
Air
12%
* Hotel & Advertising – 75% of revenue base and
key revenue / profitability drivers
* Europe & other international markets benefit
from earlier stage online penetration
* Significant international growth anticipated,
with a target of 50+% of total revenue from
international
Domestic
62%
Revenue
International
38%
Advertising
& Media
12%
Car, Cruise & Other
13%
Business mix shifting to hotel & advertising, increasingly global
Source: Company financial reports; some numbers may not add due to rounding.

Q310 Company Overview
Product Category - Hotel
Business Overview
Merchant Model / Illustrative Transaction
Hotels
(Supplier)
Travelers
Revenues to Expedia:
•Spread between the discounted rate provided
by suppliers and sales price paid by travelers
•Service fees from travelers
Other:
•Cash received on booking, revenue recognized
at stay
•Revenue margin higher than the agency model
•Merchant hotel
—Expedia merchant of record with no inventory risk
—Expedia receives cash upfront from travelers, pays hoteliers several weeks later
—Some control over pricing, higher margins & ability to package with other products
—1 - 3 year contracts with major chain lodging properties
—Consultative account management brings industry leading intelligence to hoteliers
• Agency hotel small but growing in importance with acquisition of Venere & launch of Expedia Easy
Manage
Reduced E.com service
fees beginning Apr-09
Sample Expedia Revenue:
$350 night stay at luxury hotel
Cost to Traveler
Cost to Expedia
$350
$280
Revenue to Expedia
1
$70
1
Includes service fee and spread

30%
20%
10%
0%
-10%
-20%
-30%
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Hotel Revenue
ADRs
Room Nights Stayed

expedia inc.

Trended Worldwide Hotel Growth Statistics (y/y)

Q310 Company Overview
Source: Company financial reports . 2005 – 2007 data is for merchant hotel only; 2008 – 2010 data is for both agency and merchant hotel.

Expedia Media

virtual tourist

tripadvisor

airfarewatchdog.com

bookingbuddy

TravelPod

HOLIDAY WATCHDOG.COM

TravelLibrary

smarter TRAVEL

CRUISE CRITIC

Independent Traveler.com

SEATGURU

holidaylettings.co.uk

FLIPKEY

$268
$282
$292
$295
$299
$311
$337
$367
$401
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Oct 03
Oct 04
Oct 05
Jun 06
Jun 07
May08
Oct08
Jul09
Nov09
Oct10

expedia inc.

Q310 Company Overview
25.0
30.0
40.0
0.2
0.7
2.9
5.0
10.0
20.0
15.0
0
10
20
30
40
50
Travel supplier advertising on Expedia’s ww sites
Reviews with social networking
Search tool for fares
Travel blogs
European holiday reviews
Destination services, hotels & vacation rentals
Editorial info and deals
Cruise reviews & community
UGC seat maps and airline info
Guides and bargains
Vacation rental
Product Category - Advertising & Media
Ad & Media Brand Portfolio
Business Overview
•Two primary businesses –
•TripAdvisor Media Network (leading global collection
of user-generated content sites)
•Expedia Media (monetizing global Expedia, Hotels &
Hotwire sites beyond transactions)
•TTM revenue of $401mm, +34% y/y
TripAdvisor TripAdvisor Reviews & Opinions (mm) Reviews & Opinions (mm)
•Offer advertisers targeted audiences
•CPC, CPM & subscription based ad models
•TripAdvisor leverages industry-leading SEM & SEO
capabilities
•Robust user-generated content and selection draws in users
Growth in TTM Net Advertising Revenues
1
1
Trailing twelve months; growth due in part to acquisitions
Revenue Drivers
Sources: Company reports
TripAdvisor Reviews and Opinions - Robust Growth

Q310 Company Overview
Product Category - Air
• Air revenue = 12% of Expedia’s worldwide annual revenue (TTM)
- ~95% of airplane tickets sold over Expedia’s online properties are agency transactions, in which Expedia acts as an agent on behalf of a supplier and collects a commission
- Customer pays supplier directly, Expedia collects its remuneration after travel
- Lower revenue margin business vs. hotel transactions
• OTAs in U.S. eliminated most consumer booking fees for air tickets in spring 2009, resulting in reduced revenue per ticket while taking share from offline & supplier direct
Airlines
(Supplier)
GDS
Travelers
Revenue to Expedia:
•Largely unit / volume driven and includes:
•Portion of GDS fee
•Commissions & incentives from carriers
•Booking fees (some sites)
Other:
•Supplier is merchant of record
•Expedia bears no inventory risk
•Revenue recognized at booking, cash received
within weeks
•Agency model is used in other product categories,
including hotel
•Multi-GDS strategy
No online booking
fees on E.com air tickets
Business Overview
Agency Model / Illustrative Transaction

35%
25%
15%
5%
-5%
-15%
-25%
-35%
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Air Revenue
Airfares
Rev. Per Ticket
Ticket Growth

expedia inc.

13 Q310 Company Overview Trended Worldwide Air Growth Statistics (y/y) Source: Company financial reports

Q310 Company Overview
12.5% 12.5%
12.5% 12.6%
12.6%
12.4%
12.1%
11.6%
11.3% 11.2%
13.6%
13.7%
13.8%
14.0%
14.1%
13.9%
13.6%
13.1%
12.8% 12.8%
2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Stable Supplier Relationships & Economics
Stable supplier margins indicate healthy supplier relationships
Recent reductions driven by traveler fee cuts & rising air ticket prices
Supplier margins largely stable driven by:
Long-term agreements with airlines and GDS providers
Better hotel relationships through PSG investment
Growth in advertising business helping offset fee cut impact
Excluding ad & media revenue Including ad & media revenue
Source: Company financial reports
Trended Revenue Margin (TTM)

Q310 Company Overview
Q310 Results
Figures in $mm unless otherwise noted
Unit Growth
•
Q310 worldwide room night growth of 14%
•
Q310 worldwide air ticket growth of 10%
Q310 Q309 y/y
Transactions (mm) 18.1 15.9 14%
Gross Bookings $6,892 $5,914 17%
Revenue 988 852 16%
Cost of Revenue
1
* 189 169 12%
Selling & Marketing
1
* 341 282 21%
Tech & Content
1
* 90 75 20%
General & Administrative
1
* 69 65 6%
Total Costs and Expenses
1
* 690 592 17%
OIBA
1
** 294 256 15%
OIBA Margin
1
30% 30% (36bps)
Adjusted EBITDA
1
*** 324 282 15%
Adj. EBITDA Margin
1
33% 33% (29bps)
Free Cash Flow
1
(36) (45) 21%
Source: Company financial reports
* Excludes stock-based compensation. ** OIBA includes realized gain/(loss) from revenue hedges  ***
Adjusted EBITDA is calculated as operating income plus depreciation, restructuring charges, intangibles amortization, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges.  Adj. EBITDA includes realized gains/(losses) from revenue hedges. 1 See Appendix B for reconciliation of non-GAAP to GAAP numbers.

900
800
700
600
500
400
300
200
100
-
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310

expedia inc.

Q310 Company Overview
Trended Free Cash Flow (TTM)
$millions
‘08 cash flows down due
to taxes, slowing
merchant hotel & one-
time cap ex
Approximately $1.5B in free cash flow generated in past 3 years
‘09 cash flows improved
due to higher earnings,
merchant hotel recovery
& normalized cap ex
Source: Company financial reports

340
330
320
310
300
290
280
270
Q310 repurchased 8.2mm shares for $194mm
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310

expedia inc.

Efficiently Managing Dilution
12% reduction in share base since Q107
millions of adjusted diluted shares
2007 repurchased 55mm
shares for $1.4b
Q110 repurchased 8.4mm
shares for $188mm

Q310 Company Overview
Source: Company financial reports

Q310 Company Overview
Capitalization
Source: Company financial reports. Some numbers may not add due to rounding.
Modest leverage;
minimal net debt
3 debt issues with long-
term maturities
(2018 Notes have 2013
investor put)
9/30/10
Cash and Cash Equivalents $951
Revolving Credit Facility
2
--
5.950% Notes due 2020 750
7.456% Notes due 2018 500
8.500% Notes due 2016 395
Total Debt $1,645
Net Debt 694
Market Value of Equity
3
$7,708
Total Capitalization $8,402
Adjusted EBITDA TTM
4
$933
Total Debt / Adj. EBITDA
4
1.8
Net Debt / Adj. EBITDA
4
0.7
1
Does not include restricted cash, short-term investments and corporate bond investments that are included in long-term assets.
2
Total size of revolving credit facility closed in February 2010 is $750 million; available capacity reduced by $24mm in outstanding letters of credit  as of September 30, 2010.
3
Based on 277mm outstanding shares &  October 15, 2010 closing share price of $27.82.
4
Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments, certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any realized gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers
1

Q310 Company Overview
12.31.05 12.31.06 12.31.07 12.31.08 12.31.09
TTM
9.30.10
Leverage Measures
Total Debt / TTM Adjusted EBITDA
1
0.3 0.8 1.5 2.0 1.0 1.8
Net Debt / TTM Adjusted EBITDA
1
N/A N/A 0.6 1.1 0.3 0.7
Coverage Measures
TTM Adj. EBITDA / TTM Interest
Expense
1
N/A 37.5 13.8 10.8 10.3 10.5
TTM Free Cash Flow / TTM Int.
Expense
1
N/A 30.4 11.8 5.0 6.9 7.3
Trended Credit Metrics
Demonstrated strong credit metrics, consistent with investment grade rating
1
See Appendix B for reconciliation of non-GAAP to GAAP numbers
Source: Company financial reports

Q310 Company Overview
Rating Agency Snapshot
S&P (Analyst: Andy Liu)
Rating maintained at ‘BBB-’; Outlook Stable
August 30, 2010 Note:
“The rating is based on the expectation that Expedia will be able to maintain its market share in the online travel market and adhere to its intermediate term financial risk policy. Expedia is the market-leading online travel agency with strong brands and good discretionary cash flow.”
“We are currently anticipating mid-single-digit increase in revenue and EBITDA in 2010. We expect that higher marketing spending will likely cause EBITDA margin to soften somewhat in 2010, but that EBITDA growth should remain healthy.”
Moody’s (Analyst: Stephen Sohn)
Rating Affirmed at Ba1 / Outlook raised to ‘Positive’ from ‘Stable’ / SGL-1
August 2, 2010 Credit Opinion:
“The rating is supported by the company’s leading position in the consumer online travel agency market and strong credit profile, which includes low leverage, high profitability, and strong cash flow generation.”
“Management has publicly committed to conservative financial policies, specifically targeting leverage to be between 2 to 3 times (gross debt to EBITDA).”
“The Positive outlook reflects Expedia’s continued strong operating performance through the economic downturn, our expectations that the travel industry is expected to see modest growth through 2011, and management’s commitment to more conservative financial policies.”
Fitch Rates Expedia, Inc.'s 'BBB-'; Outlook Stable
Issuer Default Rating (IDR) 'BBB-‘; Senior unsecured notes 'BBB-'; Senior unsecured bank credit facility 'BBB-’; Rating Outlook is Stable.
“Fitch
expects Expedia to exhibit modest revenue growth and stable EBITDA margins in 2010. Results should benefit from a stabilization of industry travel trends and be positively impacted by continued share gains at Expedia as consumers increasingly utilize online travel agents (OTAs). Additionally, while EBITDA margin pressure continues to exist in the core hotel and airline travel booking business, Expedia's advertising revenue stream, the growth of which has outpaced overall corporate revenue growth, carries substantially higher margins and should add stability to current profitability metrics.”
Solid execution & adequate liquidity in a challenging environment

Q310 Company Overview
Summary
•
Attractive macro tailwind as travel industry shifts online
•
World’s #1 online provider of travel-related services
—
Leading traffic, supply, scale, bookings, revenue & cash flows
—
Strong and complementary portfolio of brands and products
—
Critical partner to airlines, hotels and other travel suppliers
—
Diversified brands, business models and geographic reach
•
Compelling platforms for travel suppliers, travelers & advertisers
•
Strong business model, execution & credit metrics
—
Substantial free cash flow
1
(FY09: $584mm; TTM $651)
—
Modest leverage (1.8x)
—
Strong interest coverage (10.5x)
—
High operating margins and modest ongoing cap-ex (~5% revenue)
—
Roughly 60% variable  / 40% fixed cost base
•
Proven management
1
See Appendix B for reconciliation of non-GAAP to GAAP numbers

22 Q310 Company Overview Appendix A

Q310 Company Overview
Business Model – Income Statement (FY 2009)
Source: Company financial reports
1
Excludes stock-based compensation. See Appendix B for reconciliation of non-GAAP with GAAP numbers.
$ in millions
Gross bookings $21,811
Revenue 2,955
Cost of revenue
1
605
Selling and marketing
1
1,015
General and administrative
1
259
Technology and content¹
304
“OIBA”
1
(includes $11mm hedge loss) 762
OIBA margin
1
26%
Stock-based compensation 62
Amortization of intangibles 38
Occupancy tax, legal reserves & restructuring 102
Operating income (GAAP) 571
Customer books travel product or
service; total retail value (incl taxes
and fees) constitutes “Gross
Bookings.”
Expedia’s portion of the gross
booking gets recorded as revenue
(inc. commissions, fees, etc.). Also
includes advertising & media
revenue. Revenue = 13.6% of ‘09
bookings.
(1) Personnel–related costs,
including executive leadership,
finance, legal, tax and HR
functions. (2) Fees for professional
services typically related to legal,
tax and accounting engagements.
Annual employee awards granted
each Q1; company switched to
options from RSUs in 2009.
Amortization of M&A activity
• Customer operations
• Credit card & fraud expense
• Data center & other costs
Consists of direct (74%)
advertising expenses (search
engine marketing & other online
advertising,  TV,  etc.)  and
indirect, personnel-related costs
(26%), including our supplier
relationship function (PSG).
Principally relates to payroll and
related expenses, hardware &
software, licensing &
maintenance and software
development cost amortization.
(excludes $11mm hedge loss)

Q310 Company Overview
Growth
2005 2006 2007 2008 2009 2006 2007 2008 2009
Gross Bookings $15,336 $16,882 $19,632 $21,269 $21,811 10% 16% 8% 3%
Revenue 2,119 2,238 2,665 2,937 2,955 6% 19% 10% 1%
Cost of Goods Sold
& Operating
Expenses * 1,492 1,639 1,996 2,239 2,183 10% 22% 12% (3%)
OIBA*** 627 599 670 698 762 (5%) 12% 4% 9%
OIBA Margin*** 30% 27% 25% 24% 26% (283bps) (165bps) (136bps) 201bps
Adj. EBITDA** 678 648 729 775 864 (4%) 13% 6% 12%
EBITDA Margin*** 32% 29% 27% 26% 29% (303bps) (160bps) (98bps) 287bps
Free Cash Flow 807 525 625 361 584 (35%) 19% (42%) 62%
Trended Historical Results
•
Positive top-line growth
• Despite difficult environment in 2009 were able to generate substantial OIBA margins
• $3.4B in cumulative OIBA & $2.9B in cumulative free cash flow
(Figures in $millions)
* Excludes stock-based compensation. See reconciliation of non-GAAP measure in appendix B.
** Adjusted EBITDA is calculated as operating income plus depreciation, intangibles expense, restructuring charges, stock-based compensation, any impairments and certain legal reserves and occupancy tax charges. Adjusted EBITDA includes any gains/(losses) from revenue hedges. See Appendix B for reconciliation of non-GAAP to GAAP numbers
*** See Appendix B for reconciliation of non-GAAP numbers.

25 Q310 Company Overview Appendix B

Q310 Company Overview
Tabular Reconciliations For Non-GAAP Data
Operating Income Before Amortization
(figures in $000s)
12 Months
Ended
9 Months
Ended
3 Months
Ended
9 Months
Ended
3 Months
Ended
Sept 30,
2010
Sept 30,
2010
Sept 30,
2010
Sept 30,
2009
Sept 30,
2009
OIBA
$    818,569 $    655,666 $    293,650 $    598,629 $    256,426
Amortization of intangible assets
(35,220) (25,498) (8,126) (27,959) (9,588)
Stock-based compensation
(61,558) (46,564) (13,021) (46,667) (14,519)
Restructuring charges
(5,571) - - (28,597)    (13,781)
Occupancy tax assessments and legal reserves
6,553         - - (74,211)                   -
Realized loss (gain) on revenue hedges
746             (936)            4,301 9,368   4,436
Operating income
723,519    582,668        276,804       430,563 222,974
Operating income margin 22% 23% 28% 19% 26%
Interest expense, net
(83,773) (64,135) (24,539) (58,389) (20,027)
Other, net
(16,867) (12,272)        (13,657) (30,769) (4,749)
Provision for income taxes
(164,690)           (152,285) (60,584) (141,995) (80,385)
Net income attributable to noncontrolling interests
(5,756) (3,769) (1,474) (2,110) (799)
Net income attributable to Expedia, Inc.
$    452,433      $    350,207       $    176,550       $ $    117,014 197,300

Q310 Company Overview
Tabular Reconciliations For Non-GAAP Data
Operating Income Before Amortization
(figures in $000s)
Year Ended
Dec. 31,
2005
Year Ended
Dec. 31,
2006
Year Ended
Dec. 31,
2007
Year Ended
Dec. 31,
2008
Year Ended
Dec. 31,
2009
OIBA $    627,441 $    599,018 $    669,487 $    697,774 $    761,532
OIBA margin 30% 27% 25% 24% 26%
Amortization of intangible assets (126,067) (110,766) (77,569) (69,436) (37,681)
Amortization of non-cash distribution and
marketing (12,597) (9,638) - - -
Stock-based compensation (91,725) (80,285) (62,849) (61,291) (61,661)
Restructuring charges - - - - (34,168)
Occupancy tax assessments and legal reserves - - - - (67,658)
Impairment of goodwill - - - (2,762,100) -
Impairment of intangible & other long-lived assets - (47,000) - (233,900) -
Realized loss on revenue hedges - - - - 11,050
Operating income / (loss) 397,052 351,329 529,069 (2,428,953) 571,414
Operating income margin 19% 16% 20% n/a 19%
Interest income (expense), net 48,673 14,799 (13,478) (41,573) (78,027)
Other, net (8,428) 18,770 (18,607) (44,178) (35,364)
Write-off of long-term investment (23,426)
Provision for income taxes (185,977) (139,451) (203,114) (5,966) (154,400)
Net (income) loss attributable to noncontrolling
interests 836 (513) 1,994 2,907 (4,097)
Net income / (loss) attributable to Expedia, Inc. $    228,730 $    244,934 $    295,864 $(2,517,763) $    299,526
Source: Company financial reports

Q310 Company Overview
Tabular Reconciliations For Non-GAAP Data
Costs & Expenses
(figures in $000s)
Year Ended
Dec. 31, 2005
Year Ended
Dec. 31, 2006
Year Ended
Dec. 31, 2007
Year Ended
Dec. 31, 2008
Year Ended
Dec. 31, 2009
Total costs and expenses* $    1,583,739 $    1,718,853 $    2,058,694 $    2,300,530 $    2,244,505
Less: stock-based compensation (91,725) (80,285) (62,849) (61,291) (61,661)
Costs and expenses excluding stock-based
compensation 1,492,014 1,638,568 1,995,845 2,239,239 2,182,844
* Includes cost of revenue, selling and marketing, general and administrative and technology and content expenses.
Source: Company financial reports
(figures in $000s)
Quarter Ended
Sept 30, 2009
Quarter Ended
Sept 30, 2010
Total costs and expenses* $    606,085 $    702,930
Less: stock-based compensation (14,519) (13,021)
Costs and expenses excluding stock-based
compensation 591,566 689,909

Q310 Company Overview
Tabular Reconciliations For Non-GAAP Data
Adjusted Earnings Before Interest, Taxes, Depreciation & Amortization
(figures in $000s)
Year Ended
Dec. 31,
2005
Year Ended
Dec. 31,
2006
Year Ended
Dec. 31,
2007
Year Ended
Dec. 31,
2008
Year Ended
Dec. 31,
2009
Adjusted EBITDA 677,886 647,797 729,013 774,574 864,314
Adjusted EBITDA margin 32% 29% 27% 26% 29%
Depreciation (50,445) (48,779) (59,526) (76,800) (102,782)
OIBA 627,441 599,018 669,487 697,774 761,532
Source: Company financial reports
(figures in $000s)
Qtr Ended
Sept 30,
2010
Qtr Ended
Sept 30,
2009
TTM
Sept 30,
2010
Adjusted EBITDA 324,325          282,337 932,615
Adjusted EBITDA margin 33% 33% 29%
Depreciation (30,675) (25,911) (114,046)
OIBA 293,650 256,426 818,569

Q310 Company Overview
Tabular Reconciliations For Non-GAAP Data
Costs & Expenses
12 Months
Ended
12 Months
Ended
3 Months
Ended
3 Months
Ended
(figures in $000s)
12.31.08 12.31.09 9.30.09 9.30.10
Cost of revenue
638,709 607,251 169,436 190,033
Less: stock-based compensation
(2,252) (2,285) (505) (549)
Cost of revenue excluding stock-based
compensation
636,457 604,966 168,931 189,484
Selling and marketing
1,105,337 1,027,062 284,847 344,019
Less: stock-based compensation
(10,198) (12,440) (2,974) (3,027)
Selling and marketing excluding stock-based
compensation
1,095,139 1,014,622 281,873 340,992
Technology and content
287,763 319,708 78,637 93,297
Less: stock-based compensation
(15,111) (15,700) (3,315) (3,210)
Technology and content excluding stock-
based compensation
272,652 304,008 75,322 90,087
General and administrative
268,721 290,484 73,165 75,581
Less: stock-based compensation
(33,730) (31,236) (7,725) (6,235)
General and administrative excluding stock-
based compensation
234,991 259,248 65,440 69,346
Source: Company financial reports

Q310 Company Overview
Tabular Reconciliations For Non-GAAP Data
Free Cash Flow
(figures in $000s)
9 months ended
Sep 30, 2010
3 months ended
Sep 30, 2010
3 months ended
Sep 30, 2009
Net cash provided by operating activities 937,717 820,332 4,384 (24,218)
Less: capital expenditures (113,324) (62,932) (40,196)    (20,880)
Free cash flow 824,393 757,400 (35,812)    (45,098)
9 months ended
Sep 30, 2010

Q310 Company Overview
Tabular Reconciliations For Non-GAAP Data
Free Cash Flow
TTM = Trailing Twelve Month periods ended
(figures in $000s) TTM 3.07 TTM 6.07 TTM 9.07 TTM 12.07 TTM 3.08 TTM 6.08 TTM 9.08 TTM 12.08
Net cash provided by operating
activities
703,569 831,140 859,228 712,069 737,792 660,510 514,242 520,688
Less: capital expenditures (97,925) (97,576) (82,671) (86,658) (101,514) (118,417) (148,022) (159,827)
Free cash flow 605,644 733,564 776,557 625,411 636,278 542,093 366,220 360,861
TTM 3.09 TTM 6.09 TTM 9.09 TTM 12.09 TTM 3.10 TTM 6.10 TTM 9.10
Net cash provided by operating
activities
458,913 494,184 573,491 676,004 793,527 764,787 793,389
Less: capital expenditures (150,025) (131,146) (103,775) (92,017) (98,306) (123,093) (142,409)
Free cash flow 308,888 363,038 469,715 583,987 695,221 641,694 650,980
Source: Company financial reports. Numbers may not add due to rounding.